Exhibit 99.1

For Presentation on August 6, 2025 Jackson Financial Inc. Second Quarter 2025 Financial Results

Forward - Looking Statements and Non - GAAP Measures The information in this document contains forward - looking statements about future events and circumstances and their effects upo n revenues, expenses and business opportunities. Generally speaking, any statement in this document not based upon historical fact is a forward - looking statement. Forward - lookin g statements can also be identified by the use of forward - looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “m ay,” “will,” “expect,” “believe,” “anticipate,” “plan,” “predict,” “remain,” “future,” “confident,” and “commit” or similar expressions. In particular, statements regarding plans, s tra tegies, prospects, targets and expectations regarding the business and industry are forward - looking statements. They reflect expectations, are not guarantees of performance and speak onl y as of the dates the statements are made. We caution investors that these forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Factors that could cause actual results to differ materially from those in the forward - looking statements include those reflected in Part I, Item 1A, Risk Factors and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in the For m 1 0 - K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2025, and elsewhere in Jackson Financial Inc.’s fili ngs filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward - looking statements. You should not rely unduly on forward - looking state ments. Certain financial data included in this document consists of non - GAAP (“Generally Accepted Accounting Principles”) financial mea sures. These non - GAAP financial measures may not be comparable to similarly titled measures presented by other entities, nor should they be construed as an alternative to other fin ancial measures determined in accordance with U.S. GAAP. Although the Company believes these non - GAAP financial measures provide useful information to investors in measuring the f inancial performance and condition of its business, investors are cautioned not to place undue reliance on any non - GAAP financial measures and ratios included in this document. A r econciliation of the non - GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found under “Non - GAAP Financial Measures” in the Appendix of th is document. Certain financial data included in this document consists of statutory accounting principles (“statutory”) financial measures , i ncluding “total adjusted capital.” These statutory financial measures are included in or derived from the Jackson National Life Insurance Company (“JNLIC”) annual and/or quarterly statem ent s filed with the Michigan Department of Insurance and Financial Services and available in the investor relations section of the Company’s website at investors.jackson.com/fina nci als/statutory - filings. We routinely use our investor relations website, at investors.jackson.com, as a primary channel for disclosing key informatio n t o our investors. We may use our website as a means of disclosing material, non - public information and for complying with our disclosure obligations. Accordingly, investors should mo nitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts, some of which may c ont ain material and previously non - public information. We and certain of our senior executives may also use social media channels to communicate with our investors and the public abou t o ur Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through , our website, our social media channels, or our executives’ social media channels is not incorporated by reference into and is not part of this document. 2

Second Quarter 2025 Financial Results Key Highlights $168M GAAP earnings $350M Non - GAAP earnings 1 $2.34 GAAP earnings per share $4.87 Non - GAAP earnings per share 1 $216M Capital return 566% Statutory capital position 9% Retail annuity sales 2 Net income attributable to Jackson Financial Inc. (JFI) common shareholders Net income per common share Common share dividends and repurchases Jackson National Life Insurance Company (JNLIC) e stimated risk - based capital (RBC) ratio Adjusted Operating Earnings 1 Adjusted Operating Earnings per common share 1 Retail annuity sales up over first quarter 2025 3 1) See the Appendix for the non - U.S. GAAP financial measures, definitions and reconciliations to most comparable U.S. GAAP measu res. 2) Excludes certain internal exchanges. $290M Free cash flow 1 Cash distributed to JFI, net of JFI expenses

425% Risk - Based Capital ratio minimum Approximately two years of holding company fixed expenses Estimated RBC ratio of 566% as of end of 2Q25, after reflecting $565 million of cumulative year to date distributions from JNLIC to JFI Holding company cash and highly liquid securities of more than $700 million as of end of 2Q25, which is above Jackson’s $250 million minimum liquidity buffer 1 $700 - $800 million capital return to common shareholders In the first six months of 2025, returned $447 million of capital to common shareholders On Track to Deliver on 2025 Financial Targets 4 Capital Return Holdco Liquidity JNLIC RBC Ratio 2025 Progress 2025 Targets 1) We intend to maintain a minimum amount of cash and highly liquid securities at Jackson Financial Inc. adequate to fund two ye ars of holding company fixed net expenses, which is currently targeted at $250 million but may change over time as we refinance existing debt or make changes to our debt and capital structure.

376 410 350 2Q24 1Q25 2Q25 11.2 11.1 4Q24 2Q25 Consolidated Results Adjusted Operating Earnings 2Q25 vs. 2Q24 • 2Q25 benefited from higher spread income resulting from growth in average RILA assets under management (AUM). This growth was more than offset by lower fee income resulting from reduced average variable annuity AUM, a prior period benefit from a payout annuity reserve release, and a comparatively unfavorable impact from updating future policy benefits cash flow assumptions. 2Q25 vs. 1Q25 • Decrease due to lower fee income resulting from reduced average variable annuity AUM and higher market related costs and other expenses. Equity market levels at the end of the second quarter positions us well going into the third quarter. Total Common Shareholders’ Equity • Total Common Shareholders’ Equity at end of 2Q25 of $9.8 billion compared to a balance of $9.2 billion at end of 4Q24 • Adjusted Book Value Attributable to Common Shareholders at end of 2Q25 of $11.1 billion down slightly from $11.2 billion at end of 4Q24, primarily due to capital return to shareholders and non - operating deferred acquisition cost amortization, partially offset by adjusted operating earnings of $0.7 billion Adjusted Operating Earnings 1 ($ millions) Adjusted Book Value Attributable to Common Shareholders 1 ($ billions) Key Takeaways 1) See the Appendix for the non - U.S. GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP measures. 5 Second Quarter 2025

Notable Items Second Quarter 2025 2Q25 2Q24 EPS - Diluted After - tax 1,2 Pretax EPS - Diluted After - tax 1,2 Pretax ($ millions, except per share amounts) $4.87 350 406 $5.32 410 473 Adjusted Operating Earnings 3 Notable Items Included in Adjusted Operating Earnings (0.33) (24) (27) 0.06 4 5 Out performance/(Under performance) from Limited Partnership Income 4 0.31 24 27 Payout Annuity Reserve Release Due to Deaths 433 441 Adjusted Pretax Operating Earnings, Excluding Notable Items 0.08 0.08 Impact from Effective Tax Rate versus a 15% Tax Rate Guidance $5.12 $4.87 Adjusted Earnings Per Share, Excluding Notables and Adjusted for Tax Impact 1) After - tax results for Notable Items were calculated using the corresponding quarter’s effective tax rate for adjusted operating earnings (2Q24 of 10.9%; 2Q25 of 11.1%). 2) Includes preferred stock dividends of $11m. 3) See the Appendix for the non - U.S. GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP mea sure. 4) Limited Partnership (LP) income assumes an annualized 10% return and excludes income and assets attributable to non - controlling interests. Income from LPs is reported on a one - quarter lag. Operating LP return of 11% and 3% for 2Q24 and 2Q25, respectively. Total LP returns (including non - operating) of 11% and 5% for 2Q24 and 2Q25, respectively. 6

4.2 4.0 4.4 2Q24 1Q25 2Q25 1,413 1,258 1,734 2Q24 1Q25 2Q25 Continued Progress on Retail Sales Diversification • 2Q25 retail annuity sales up 9% and 4% from 1Q25 and 2Q24 respectively, reflecting continued strong demand across our product suite • Jackson saw strong RILA sales momentum when compared to 1Q25 with RILA sales up 16% for 2Q25. 2Q25 RILA sales down slightly from 2Q24. • Fixed and fixed index annuity sales of $470 million for 2Q25 up significantly from sales of $85 million and $174 million for 2Q24 and 1Q25, respectively, as Jackson’s asset manager, PPM America, sourced higher yielding assets supporting spread - based products • Jackson’s continued improvement in non - VA net flows reflects its ongoing success in diversifying retail sales across a broader mix of products • Variable annuity net flows have improved by $895 million when compared to 1Q25 and $489 million compared to 2Q24 Retail Sales 1 ($ billions) Non - VA Net Flows 2 Highlights 1) Excludes the FA/FIA business ceded to Athene and certain internal exchanges. 2) Includes net flows related to FIA, FA, pay out annuities and RILA. Variable Annuities RILA FA / FIA 7 ($ millions) Second Quarter 2025

Segment Results Retail Institutional Closed Block • 2Q25 vs. 2Q24 : Down from 2Q24 reflecting lower premium income, higher death, and other policyholder benefits and change in policy reserves, and a comparatively unfavorable impact from updating future policy benefits cash flow assumptions, partially offset by higher spread income • 2Q25 vs. 1Q25 : Decrease primarily due to lower premium income • 2Q25 vs. 2Q24 : Current quarter benefited from higher spread income resulting from growth in average RILA AUM, and lower operating expense, more than offset by lower fee income resulting from reduced average variable annuity AUM, a prior period benefit from a payout annuity reserve release, and a comparatively unfavorable impact from updating future policy benefits cash flow assumptions • 2Q25 vs. 1Q25 : Current quarter benefited from higher spread income resulting from growth in average RILA AUM and lower operating expenses, which were more than offset by lower fee income resulting from lower average variable annuity AUM ($ millions) 29 18 19 2Q24 1Q25 2Q25 ($ millions) ($ millions) ($ millions) Pre - tax adjusted operating earnings 1 Pre - tax adjusted operating earnings 1 Pre - tax adjusted operating earnings 1 • 2Q25 vs. 2Q24 : Current quarter decrease driven by lower spread income • 2Q25 vs. 1Q25 : Results consistent with 1Q25 8 420 465 417 2Q24 1Q25 2Q25 1) See the Appendix for the non - U.S. GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP measure. Second Quarter 2025 35 28 22 2Q24 1Q25 2Q25

Stable Non - Operating Results Pretax income attributable to Jackson Financial Inc. (U.S. GAAP) Pretax adjusted operating earnings (Non - GAAP) 1 Net loss on funds withheld 3 (127) 1) See the Appendix for the non - U.S. GAAP financial measures, definitions, and reconciliations to the most comparable U.S. GAAP measure. 2) Represents non - operating Total Guaranteed Benefits and Hedging Results. 3) Includes $327m net realized investment loss and $227m net investment income. 4) Net reserve and embedded derivative movements include s g uaranteed benefit claims. (57) 406 (100) 9 183 Net hedge results 2 Net realized investment loss and other, net • Economic hedging better aligns with U.S. GAAP accounting following the establishment and funding of Brooke Re, leading to a better alignment between adjusted earnings and U.S. GAAP earnings • Changes in implied volatility impact our MRB measurements for U.S. GAAP without a corresponding hedge offset as we do not hedge changes in volatility. Changes in implied volatility do not impact our Brooke Re MRB measurement where the modified GAAP methodology uses a fixed volatility assumption (designed to promote balance sheet stability). • Income on funds withheld is offset by the change in accumulated other comprehensive income (AOCI) arising from investments in the funds withheld account related to a legacy reinsurance transaction, resulting in a minimal net impact on the adjusted book value of Jackson Financial Inc. Highlights YTD 2025 YTD 2024 2Q25 2Q24 $1,532 $1,568 $764 $780 Fees attributable to guarantee benefit reserves (829) (3,659) (1,840) (1,083) Net (losses) gains on hedging instruments (43) 3,234 2,203 516 Market risk benefits gains (losses), net (733) (642) (1,066) (278) Net reserve and embedded derivative movements 4 $(73) $501 $61 $(65) Net Hedge Results 61 Amortization of DAC associated with non - operating items at date of transition to LDTI ($ millions) Second Quarter 2025 Overall, our hedging program performed well in 2Q25, despite higher levels of volatility early in the quarter. We ended 2Q25 with a net hedge gain as derivative losses driven by higher equity markets and higher long - term interest rates were more than offset by changes in market risk benefits (MRB) and guarantee fees.

High Quality Variable Annuity Business A Differentiated Approach to Product Design No Optional Benefits 12% GMDB Only 13% Other 2 1% GMDB and GMWB for Life 71% GMDB and GMWB 3% • Scaled Variable Annuity Block Focused on Withdrawal Benefit Features x Limited exposure to challenging guarantees x Investment freedom is well managed through rigorous fund selection process x Strong underlying fund performance vs. peers x High correlation between separate account assets and benchmarks • Strong, Resilient Cash Flow Profile x Base contract fees provide asset management - like cash flow stream x Guarantee fees assessed on benefit base to better support hedging program • Prudent Pricing and Product Design Process x Withdrawal benefits designed to exhaust customer account value prior to Jackson being “on risk” x Net amount at risk is only 2% of total variable annuity account value x Flexible product design enables rapid new business launches and repricing actions • Policyholder Behavior Assumptions Supported by Deep and Multi - Faceted Dataset x Rigorous and continual process to monitor developing policyholder experience x Assumptions are formulated with a long - term focus on meeting policyholder obligations • Disciplined Risk Management Approach Focused on Economics x Establishment of Brooke Re 1 eliminated inefficient and non - economic hedging under prior framework x Hedging program is focused on protecting against economic impact of equity and interest rate shocks x Variable annuity guarantees and RILA product have offsetting equity risk, reducing external hedging needs • Proven Hedge Performance During Financial Stresses 1) Brooke Life Reinsurance Company is a Michigan - based captive reinsurance company. 2) Other is comprised of GMWB for Life Only , GMWB Only, GMIB and GMDB, GMAB and GMDB Variable Annuity Account Value by Guarantee (Q2 2025) $239b 10

Free Cash Flow 3 at Holding Company Allows for Financial Flexibility and Long - Term Value Creation for Shareholders • Cash distributed to JFI was nearly 85% of Free Capital Generation in 2025 YTD • Free Cash Flow increased YTD based on strong operating company distributions • Free Cash Flow for the 12 months ended June 30, 2025, totaled $1.0 billion • Based on Jackson’s end of 2Q25 market capitalization, we have produced a free cash flow yield of approximately 16% for the trailing twelve months Capital Return to Common Shareholders is Balanced and Consistent Including Dividends and Share Repurchases • Returned almost 60% of the 2025 capital return target mid - point as of the end of 2Q25 (Target of $700 - $800 million) • 2025 dividend up 14% over 2024 to $0.80 per common share • Capital Returned to Common Shareholders for the 12 months ended June 30, 2025, totaled $762 million Improved Capital Generation and Free Cash Flow Capital Generation Provides Foundation for New Business Growth and Distributions to Holding Company • After - Tax Statutory Capital Generation 1 provides foundation for new business growth while Free Capital Generation 2 supports distributions to holding company subject to regulatory considerations and desired RBC levels • Free Capital Generation exceeded $1 billion for 2024, and we expect to exceed $1 billion for 2025 under normal market conditions • Free Capital Generation for the 12 months ended June 30, 2025, totaled $1.5 billion 2025 YTD 2Q25 (in millions) $330 $158 Common Share Repurchases 117 58 Common Dividends $447 $216 Capital Return to Common Shareholders 2025 YTD 2Q25 (in millions) $565 $325 Cash Distributed to JFI (62) (35) JFI Expenses and Other, net $503 $290 Free Cash Flow 2025 YTD 2Q25 (in millions) $884 $443 After - Tax Stat. Capital Generation (219) (185) Estimated Change in CAL at 425% $665 $258 Free Capital Generation 1) Includes after - tax income from operations, realized gains/losses, unrealized gains/losses, and other surplus adjustments to p rovide a comprehensive view of the drivers of capital generation. Includes a benefit of $145 million and an expense of $11 million for the three months period ended December 21, 2024, and June 30, 2025, respectively, related to the C orp orate Alternative Minimum Tax (CAMT). 2) Free capital generation represents Jackson National Life’s (JNL) statutory after - tax capital generation, adjusted for the change in estimated company action level required capital (CAL) for JNL calibrated to a 425% RBC ratio. 3 ) See Appendix for the non - U.S. GAAP financial measures, definitions and reconciliations to most comparable U.S. GAAP measure. Free Capital Generation has Produced Strong Growth in Free Cash Flow and Capital Return to Common Shareholders 11

Strong Capital and Liquidity Position Highlights • Jackson National Life Insurance Company (JNLIC) generated $443 million of statutory capital in 2Q25 1 • Free cash flow 2 of $290 million during 2Q25 • JNLIC estimated RBC ratio of 566% as of end of 2Q25 • Statutory Total Adjusted Capital (TAC) at JNLIC ended 2Q25 at $5.3 billion • Brooke Re hedging performed well in a volatile market environment during early April. Capitalization at Brooke Re remains ve ry strong and well above our internal risk management framework and regulatory requirements • Holding company cash and highly liquid assets totaled more than $700 million as of end of 2Q25 • Returned $216 million to common shareholders in 2Q25 through $158 million of share repurchases and $58 million in dividends 12 250 300 280 240 325 2Q24 3Q24 4Q24 1Q25 2Q25 321 462 591 441 443 2Q24 3Q24 4Q24 1Q25 2Q25 Dividends and Distributions to JFI ($ millions) Statutory Capital Generation 1 ($ millions) 1) Includes statutory after - tax income from operations, realized gains/losses, unrealized gain/losses, and other surplus adjustm ents to provide a comprehensive view of the drivers of capital generation. 2) See the Appendix for the non - U.S. GAAP financial measures, definitions and reconciliations to most comparable U.S. GAAP measure. 511 644 712 617 713 75 54 2Q24 3Q24 4Q24 1Q25 2Q25 Cash and Highly Liquid Other Investments 712 Holding Company Cash and Investments ($ millions) Returned nearly $2.3 billion to common shareholders since becoming an independent company in 2021 692 767 644 511

13 2025 Capital Return Targets On Track While Maintaining a Strong Balance Sheet 13 On track to deliver on 2025 key financial targets Maintained strong balance sheet and robust levels of liquidity Demonstrated distribution strength and consistent capital generation Well - positioned to expect continued long - term value creation for shareholders

Investments

Private Equity Primary investments, co - investments and continuation vehicles (secondaries) in select private equity opportunities Public Fixed Income Broad suite of strategies for institutional investors, including investment grade, high yield, bank loan, liability driven investing (LDI) and emerging market debt Private and Structured Credit Private placements, asset - backed finance (ABF), credit tenant lease and project finance/infrastructure, as well as ABS, CMBS and MBS Collateralized Loan Obligations (CLOs) Issuer of broadly syndicated loan CLOs with 8 active deals currently Commercial Real Estate Core and core plus lending across all major institutional property types, including industrial, multifamily and necessity - anchored retail PPM America – Jackson’s Asset Manager A Robust Platform for Institutional Investors Notes: All data as of June 30, 2025. PPM America, Inc. is an indirect, wholly - owned subsidiary of Jackson Financial Inc. 1) AUM includes committed but unfunded capital for PPM’s private equity and commercial real estate businesses. AUM includes b oth securities issued by PPM CLO vehicles held by PPM separately managed account clients and the underlying collateral assets of the CLO vehicles managed by PPM. AUM $59B AUM $9B AUM $6B AUM $3B AUM $7B BY THE NUMBERS $84 B $ 51 B 1990 226 Year of founding Number of employees Total firm AUM 1 Assets managed on behalf of Jackson 15

16 High Quality, Diversified Investment Portfolio 16 Corporate portfolio is concentrated in investment - grade securities Highly rated and diversified commercial mortgage loan office portfolio, which is less than 2% of the general account portfolio Strategic, conservative underwriting across our portfolio

U.S government securities 6% Other government securities 1% Corporate securities 60% Residential mortgage - backed <1% Commercial mortgage - backed 3% Other asset - backed securities 7% Equity securities <1% Mortgage loans 14% Policy loans 2% Derivatives <1% Limited partnerships 4% Other invested assets <1% U.S. GAAP – Investment Portfolio June 30, 2025 • Market/book ratio of the fixed maturity portfolio is 0.95 • Exposure to below investment grade securities is 6% 2 of the total investment portfolio, which is almost entirely corporate bonds and loans • Highly liquid U.S. Treasuries represent 6% of total investment portfolio • 99% of securitized assets are investment grade • 99% of Commercial Mortgage Loans are first mortgage and 95% are CM1 - 2 rated Investment Portfolio Classification 1 Key Highlights 1) Excludes Funds Withheld. 2) I ncludes investments in affiliate Collateralized Loan Obligations (CLO) which results in the entire CLO being consolidated for U. S. GAAP reporting purposes. While this results in all the underlying loans held by the CLO being included in our financial statements, our economic risk is solely limited to our direct investment in t he CLO. Excluding these consolidated items, our exposure to below investment grade securities was 1 % at June 30, 2025 . Percentages may not total 100 due to rounding. $49B 17

Statutory 1 – Investment Portfolio June 30, 2025 Investment Portfolio Classification Key Highlights • Market/book ratio of the fixed maturity portfolio is 0.95 • Exposure to below investment grade securities is only 1% which is almost entirely corporate bonds and loans • Highly liquid U.S. Treasuries represent 8% of total investment portfolio • 92% of securitized assets are rated NAIC 1 • 99% of Commercial Mortgage Loans are first mortgage and 95% are CM1 - 2 rated 18 $48B 1) Statutory investments are generally carried at amortized cost (book value) and exclude certain variable interest entities tha t are consolidated for U.S. GAAP, assets held on balance sheet under funds withheld reinsurance agreements and immaterial non - insurance company investments. Includes Brooke, Squire II, Jackson, Jackson New York and Brooke R einsurance. Includes Jackson and Jackson New York RILA non - insulated separate accounts. Percentages may not total 100 due to rounding. U.S government securities 8% Other government securities 2% Corporate securities 58% Residential mortgage - backed <1% Commercial mortgage - backed 3% Other asset - backed securities 8% Equity securities <1% Mortgage loans 15% Policy loans 2% Derivatives <1% Limited partnerships 3% Other invested assets <1%

Statutory – Fixed Maturity Rating Distribution June 30, 2025 $38B 19 99% of portfolio is investment grade Note: Percentages may not total 100 due to rounding. US Treasuries 11% NAIC 1A - 1D (AAA - AA - ) 15% NAIC 1E - 1G (A) 34% NAIC 2A - 2C (BBB) 39% NAIC 3A - 3C (BB) 1% NAIC 4A - 4C (B) <1% NAIC 5/6 <0.1%

AAA: <1% AA: 7% A: 40% BBB: 51% BB: 1% B: <1% CCC and below: <0.1% Statutory – Corporate Portfolio June 30, 2025 Corporate Portfolio Rating Distribution 1 Key Highlights • Market/book ratio of the corporate portfolio is 0.97 • High - yield corporates account for 1% of the total investment portfolio and 2% of total corporate portfolio • Exposure to BBBs represents 30% of the total investment portfolio ‒ Highly diversified across 583 issuers with an average position size of $24 million by statement value ‒ 81% of all BBBs are rated BBB or BBB+ ‒ 26% of BBBs are privates, which offer better covenant protection vs. publics $28B 20 1) Based on NAIC expanded ratings and statement value. Percentages may not total 100 due to rounding.

NAIC 1A - 1D (AAA - AA - ) 40% NAIC 1E - 1G (A) 49% NAIC 2 (BBB) 10% NAIC 3 (BB) 2% NAIC 4 <0.1% CLOs 39% Structured settlements 11% Fiber 7% Rooftop Solar 6% Data Center 5% Timeshare 5% Music Royalties 5% Consumer PACE 4% PDP Wells 4% GP Stakes 3% Aircraft 2% Aircraft EETC 2% Whole Business Securitizations 1% Other 6% Statutory – ABS Portfolio June 30, 2025 $3.8B ABS Sector Distribution 1 NAIC Rating Distribution $3.8B 21 1) ABS exposure excludes subprime, which is included with the RMBS exposure. Percentages may not total 100 due to rounding.

AAA 29% AA 38% A 27% BBB 5% B <1% Statutory – Collateralized Loan Obligations (CLO) Debt June 30, 2025 CLO NAIC Distribution 1 Key Highlights • CLO exposure highly rated with 94% rated single A or above • Exposure is diversified among 48 different managers and 88 CLOs • Each CLO is diversified, averaging 250 names • High - quality CLO tranches are well protected even in severe default cycles $1.5B 22 1) Based on NAIC expanded ratings and statement value. Percentages may not total 100 due to rounding. Excludes residual tran che s held on Schedule BA.

Office , 15% Industrial , 10% Retail , 7% Hotel , 7% Multi - family , 4% Other , 3% Statutory – Commercial Mortgage - Backed Securities (CMBS) June 30, 2025 CMBS Distribution Key Highlights • 94% are rated AA - or higher • 51% of CMBS portfolio are diversified pools of commercial mortgages (“Conduit”) • 60% are senior AAA and guaranteed agency tranches • 33% average credit enhancement for the portfolio (excluding guaranteed agency bonds) • Single Asset/Single Borrower ($632 million) ‒ 34% average credit enhancement and 78% having the highest NAIC rating of 1A ‒ $209 million of office - related Single Asset/Single Borrower with 80% having the highest NAIC rating of 1A $1.4B 23 CMBS Single Asset/Single Borrower Distribution Note: Percentages may not total 100 due to rounding. Single Asset/Single Borrower 46% Agency 3% Conduit 51%

Statutory – Commercial Mortgage Loan Portfolio 1 June 30, 2025 CML NAIC Distribution CML Property Type Distribution • Highly diversified with an average loan size of $20 million • 99% are senior/first mortgage loans • 96% of the portfolio has the highest ratings of CM1 - 2 • Weighted average loan - to - value based on 2024 internal valuation is 56.6% • Weighted average debt service coverage is 2.1x • No delinquencies and no foreclosed/REO at end of 2Q25 $7.0B 24 Loan - to - Value / Debt Service Coverage 2 $7.0B Debt Service Coverage Ratio Total <1.00x 1.00x - 1.25x 1.25x - 1.50x >1.50x 55.2% 0.1% 1.8% 1.6% 51.7% <60% Loan - to - Value 24.8% 0.3% 3.4% 9.9% 11.1% 60 - 70% 13.7% 1.3% 0.8% 5.0% 6.7% 70 - 80% 6.2% 0.0% 1.5% 1.8% 3.0% >80% 100.0% 1.7% 7.5% 18.3% 72.5% Total 1) Based on NAIC expanded ratings and statement value. Percentages may not total 100 due to rounding. 2) Loan - to - value is calculated using an internal value, based on an annual valuation process that uses the latest available propert y - level data combined with updated market vacancy, rental and capitalization rates. This valuation process is typically completed by the end of Q3. In addition, loans of elevated concern may be subject to either a broker opinion of value (BOV) or Mortgage Appraisal Institute (MAI) appraisal on an as - needed basis. Percentages may not sum, due to rounding. Multi - Family 29% Industrial 27% Retail 21% Hotels 11% Office 9% Other 3% CM 1 64% CM 2 32% CM 3/4 4%

Statutory – Commercial Mortgage Loan Office Exposure 1 June 30, 2025 NAIC Rating Distribution – Office Exposure Key Highlights $0.6B 25 Loan - to - Value / Debt Service Coverage 2 1) Based on NAIC expanded ratings and statement value. Percentages may not total 100 due to rounding. 2) Loan - to - value is calculated using an internal value based on an annual valuation process that uses the latest available property - level data combined with updated market vacancy, rental and capitalization rates. This valuation process is typically completed by the end of Q3. In addition, loans of elevated concern may be subject to either a broker opinion of va lue (BOV) or Mortgage Appraisal Institute (MAI) appraisal on an as - needed basis. Percentages may not sum, due to rounding. Debt Service Coverage Ratio Total <1.00x 1.00x - 1.25x 1.25x - 1.50x >1.50x 40.6% 1.5% 0.0% 1.1% 37.9% <60% Loan - to - Value 7.2% 0.0% 0.0% 0.0% 7.2% 60 - 70% 11.0% 0.3% 0.0% 0.0% 10.6% 70 - 80% 41.2% 0.0% 3.2% 12.3% 25.7% >80% 100.0% 1.9% 3.2% 13.4% 81.5% Total • Highly diversified with an average loan size of $14 million • 100% are senior/first mortgage loans • 86% of the portfolio has the highest ratings of CM1 - 2 • Weighted average loan - to - value based on 2024 internal valuation is 73.5% • Weighted average debt service coverage is 2.2x • 95% has a maturity date in 2027 or later Office Type – Office Exposure Geographic – Office Exposure $0.6B Suburban 72% Urban 27% Medical Office <1% CM 1 83% CM 2 3% CM 3/4 14%

Appendix

Non - GAAP Financial Measures In addition to presenting our results of operations and financial condition in accordance with U.S. GAAP, we use and report s ele cted non - GAAP financial measures. Management believes that the use of these non - GAAP financial measures, together with relevant U.S. GAAP financial measures, provides a better understanding of our results of op era tions, financial condition and the underlying performance drivers of our business. These non - GAAP financial measures should be considered supplementary to our results of operations and financial condition that are pres ent ed in accordance with U.S. GAAP. Other companies may use similarly titled non - GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non - GAAP financial measures may not be comparable to similar measures used by other companies. These non - GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated i n accordance with U.S. GAAP. Adjusted Operating Earnings Adjusted Operating Earnings is an after - tax non - GAAP financial measure, which we believe should be used to evaluate our financia l performance on a consolidated basis by excluding certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP or that are non - recurring in nature, as well as certa in other revenues and expenses that we do not view as driving our underlying performance. Adjusted Operating Earnings should not be used as a substitute for net income as calculated in accordance with U .S. GAAP. However, we believe the adjustments to net income are useful for gaining an understanding of our overall results of operations. Adjusted Operating Earnings equals our Net income (loss) attributable to Jackson Financial Inc. common shareholders (which ex clu des income attributable to non - controlling interest and dividends on preferred stock) adjusted to eliminate the impact of the items described in the following numbered paragraphs. These items are excluded as th ey may vary significantly from period to period due to near - term market conditions or are otherwise not directly comparable or reflective of the underlying performance of our business. We believe these exclusions p rov ide investors a better picture of the drivers of our underlying performance. 1) Net Hedging Results: Comprised of: (i) fees attributed to guaranteed benefits; (ii) net gains (losses) on hedging instruments which includes: (a) cha nges in the fair value of freestanding derivatives, and related commissions and expenses, used to manage the risk associated with market risk benefits and other guaranteed benefit features, ex cluding earned income from periodic settlements and changes in settlement accruals on cross - currency swaps; and (b) investment income and change in fair value of certain non - derivative assets used to ma nage the risk associated with market risk benefits and other guaranteed benefit features; and (iii) the movements in reserves, market risk benefits, guaranteed benefit features accounted for as embedded de riv ative instruments, and related claims and benefit payments (excluding impacts of actuarial assumption updates and model enhancements). We believe excluding these items removes the impact to both revenue and re lated expenses associated with Net Hedging Results. 2) Amortization of DAC Associated with Non - Operating Items at Date of Transition to LDTI: Amortization of the balance of unamortized deferred acquisition costs, at January 1, 2021, the date of transition to current Long Duration Targeted Improvements (LDTI) accounting guidance, associated with items excluded from pretax adjusted operating ea rnings prior to transition. 3) Actuarial Assumption Updates and Model Enhancements: The impact on the valuation of MRBs and embedded derivatives arising from our annual actuarial assumption updates and model e nha ncements review. 4) Net Realized Investment Gains and Losses: Comprised of: ( i ) realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held wi thi n our trading portfolio; and (ii) impairments of securities, after adjustment for the non - credit component of the impairment charges; and (iii) foreign curre ncy gain or loss on foreign denominated funding agreements and associated cross - currency swaps. 5) Change in Value of Funds Withheld Embedded Derivative and Net Investment Income on Funds Withheld Assets: Composed of (i) the change in fair value of funds withheld embedded derivatives; and (ii) net investment income on funds withheld assets related to funds withheld reinsurance transactions. 6) Other Items: Comprised of: (i) the impact of investments that are consolidated in our financial statements due to U.S. GAAP accounting req uir ements, such as our investments in collateralized loan obligations (CLOs), but for which the consolidation effects are not consistent with our economic interest or exposure to those entities; (ii ) impacts from derivatives not included in Net Hedging Results or Net Realized Investment Gains or Losses (see 1. and 4. above), excluding earned income from periodic settlements and changes in settlement ac cruals on cross - currency swaps; and (iii) one - time or other non - recurring items. Operating Income Taxes are calculated using the prevailing corporate federal income tax rate of 21% while taking into account any items recognized d iff erently in our financial statements and federal income tax returns, including the dividends received deduction and other tax credits. For interim reporting periods, the Company uses an es timated annual effective tax rate ("ETR") in computing its tax provision including consideration of discrete items. 27

Non - GAAP Financial Measures Adjusted Book Value Attributable to Common Shareholders Adjusted Book Value Attributable to Common Shareholders excludes Preferred Stock and Accumulated Other Comprehensive Income ( Los s) (AOCI) attributable to Jackson Financial Inc. (JFI), which does not include AOCI arising from investments held within the funds withheld account related to the Athene Reinsurance Transaction. We exclude AOC I a ttributable to JFI from Adjusted Book Value Attributable to Common Shareholders because our invested assets are generally invested to closely match the duration of our liabilities, which are longer duratio n i n nature, and therefore we believe period - to - period fair market value fluctuations in AOCI to be inconsistent with this objective. We believe excluding AOCI attributable to JFI is more useful to investors in analyzing t ren ds in our business. Changes in AOCI within the funds withheld account related to the Athene Reinsurance Transaction offset the related non - operating earnings from the Athene Reinsurance Transaction resulting in a minimal net impact on Adjusted Book Value of Jackson Financial Inc. Adjusted Operating Return on Equity Attributable to Common Shareholders We use Adjusted Operating Return on Equity (ROE) Attributable to Common Shareholders to manage our business and evaluate our fin ancial performance which: (i) excludes items that vary from period - to - period due to accounting treatment under U.S. GAAP or that are non - recurring in nature, as such items may distort the underlying performanc e of our business; and (ii) is calculated by dividing our Adjusted Operating Earnings by average Adjusted Book Value Attributable to Common Shareholders. Adjusted Book Value Attributable to Common Shareholders and Adjusted Operating ROE Attributable to Common Shareholders should no t be used as substitutes for total shareholders’ equity and ROE as calculated using annualized net income and average equity in accordance with U.S. GAAP. However, we believe the adjustments to equity an d e arnings are useful to gaining an understanding of our overall results of operations. Free Cash Flow Free cash flow is Jackson Financial Inc. (Parent Company only) (JFI) net cash provided by (used in) operating activities less pr eferred stock dividends and capital contributions to PPM, plus the return of capital from subsidiaries. Free cash flow should not be used as a substitute for JFI’s net cash provided by (used in) operating activitie s i n accordance with U.S. GAAP. However, we believe these adjustments are useful to gaining an understanding of our overall available cash flow at JFI for return of capital to common shareholders or other corporate initi ati ves. Notable Items Notable items reflect the impact on our results of certain items or events that may or may not have been anticipated and resu lte d in volatility in the Company's earnings expectations. The presentation of notable items is intended to help investors better understand our results for the period and to evaluate and forecast those results. 28

Adjusted Operating Earnings Reconciliation For the Six Months Ended For the Three Months Ended $ millions, except effective tax rate 6/30/25 6/30/24 6/30/25 3/31/25 12/31/24 9/30/24 6/30/24 133 1,048 168 (35) 334 (480) 264 Net Income (Loss) Attributable to Jackson Financial Inc. Common Shareholders 22 22 11 11 11 11 11 Add: dividends on preferred stock 5 137 4 1 22 (113) 36 Add: income tax expense (benefit) 160 1,207 183 (23) 367 (582) 311 Pretax Income (loss) Attributable to Jackson Financial Inc. Non - Operating Adjustments (Income) Loss: Guaranteed benefits and hedging results: (1,532) (1,568) (764) (768) (775) (779) (780) Fees attributable to guarantee benefit reserves 829 3,659 1,840 (1,011) 2,788 (591) 1,083 Net (gains) losses on hedging instruments 43 (3,234) (2,203) 2,246 (2,181) 1,172 (516) Market risk benefits (gains) losses, net 733 642 1,066 (333) 89 493 278 Net reserve and embedded derivative movements 73 (501) (61) 134 (79) 295 65 Total net hedging results 255 275 127 128 131 135 136 Amortization of DAC associated with non - operating items at date of transition to LDTI - - - - 419 - - Actuarial assumption updates and model enhancements 36 37 (30) 66 (71) 45 30 Net realized investment (gains) losses 715 415 327 388 (147) 784 214 Net realized investment (gains) losses on funds withheld assets (454) (555) (227) (227) (200) (269) (285) Net investment income on funds withheld assets 63 (16) 87 (24) (15) 3 2 Other items 688 (345) 223 465 38 993 162 Total Non - Operating Adjustments 848 862 406 442 405 411 473 Pre - Tax Adjusted Operating Earnings 100 96 45 55 45 50 52 Less: operating income tax expense (benefit) 748 766 361 387 360 361 421 Adjusted operating earnings before dividends on preferred stock 22 22 11 11 11 11 11 Less: dividends on preferred stock 726 744 350 376 349 350 410 Adjusted Operating Earnings 11.8% 11.2% 11.1% 12.4% 11.1% 12.1% 10.9% Effective Tax Rates on Adjusted Operating Earnings 29

Select U.S. GAAP to Non - GAAP Reconciliation For the Six Months Ended For the Three Months Ended $ millions, except percentages and per share and shares outstanding data 6/30/25 6/30/24 6/30/25 3/31/25 12/31/24 9/30/24 6/30/24 167 1,084 185 (18) 358 (466) 282 Net Income (Loss) 12 14 6 6 13 3 7 Income attributable to non - controlling interest 155 1,070 179 (24) 345 (469) 275 Net Income (Loss) Attributable to Jackson Financial Inc. 22 22 11 11 11 11 11 Less: Dividends on preferred stock 133 1,048 168 (35) 334 (480) 264 Net Income (Loss) Attributable to Jackson Financial Inc. Common Shareholders [a] 10,354 10,084 10,354 10,301 9,764 10,698 10,084 Total Shareholders' Equity 533 533 533 533 533 533 533 Less: Preferred equity 9,821 9,551 9,821 9,768 9,231 10,165 9,551 Total Common Shareholders’ Equity 9,607 9,608 9,795 9,500 9,698 9,858 9,594 Average Common Shareholders' Equity [b] 2.8% 21.8% 6.9% - 1.5% 13.8% - 19.5% 11.0% Total ROE Attributable to Common Shareholders [a]/[b]; Annualized 726 744 350 376 349 350 410 Adjusted Operating Earnings [c] Adjusted Book Value Attributable to Common Shareholders: 9,821 9,551 9,821 9,768 9,231 10,165 9,551 Total common shareholders' equity 1,233 1,914 1,233 1,256 1,925 1,047 1,914 Exclude AOCI attributable to Jackson Financial Inc. 11,054 11,465 11,054 11,024 11,156 11,212 11,465 Adjusted Book Value Attributable to Common Shareholders 11,078 11,232 11,039 11,090 11,184 11,339 11,432 Average Adjusted Book Value Attributable to Common Shareholders[d] 13.1% 13.2% 12.7% 13.6% 12.5% 12.3% 14.3% Adjusted Operating ROE Attributable to Common Shareholders [c]/[d]; Annualized Per Share Data (Common Shareholders) 1.83 13.55 2.34 (0.48) 4.50 (6.37) 3.45 Net income (loss) (basic) 1.83 13.44 2.34 (0.48) 4.45 (6.37) 3.43 Net income (loss) (diluted) 1 9.97 9.54 4.87 5.10 4.65 4.60 5.32 Adjusted operating earnings per common share (diluted) 137.81 125.25 137.81 135.43 124.21 135.35 125.25 Book value per common share (diluted) 155.11 150.35 155.11 152.84 150.11 149.29 150.35 Adjusted book value per common share (diluted) Shares Outstanding 72,643,141 77,329,680 71,825,321 73,469,317 74,193,054 75,374,073 76,599,547 Weighted average number of common shares (basic) 72,823,439 77,973,015 71,938,152 73,717,082 75,128,975 76,125,719 77,078,930 Weighted average number of common shares (diluted) 69,958,388 75,700,457 69,958,388 71,878,542 73,380,643 74,351,061 75,700,457 End of period common shares (basic) 71,267,051 76,255,727 71,267,051 72,126,307 74,316,564 75,102,707 76,255,727 End of period common shares (diluted) 30 1) In a quarter in which we reported a net loss attributable to Jackson Financial Inc., all common stock equivalents are anti - di lutive and are therefore excluded from the calculation of diluted shares and diluted per share amounts. The shares excluded from the diluted EPS calculation were 751,646 and 247,765 for the three months ended September 3 0, 2024, and March 31, 2025, respectively.

Select U.S. GAAP to Non - GAAP Reconciliation For the Three Months Ended $ millions 6/30/25 3/31/25 12/31/24 9/30/24 6/30/24 (24) 29 (4) 34 (10) Jackson Financial Inc. Net Cash Provided by Operating Activities (Parent Company Only) (U.S. GAAP) Adjustments from Net Cash Provided by Operating Activities to Free Cash Flow: 325 195 280 255 250 Capital distribution from subsidiaries - - (25) - - Capital contributed to PPM (11) (11) (11) (11) (11) Dividends on preferred stock 314 184 244 244 239 Total Adjustments 290 213 240 278 229 Free Cash Flow (Non - GAAP) 325 195 280 255 250 Capital distributions from subsidiaries - 45 - 45 - Interest on surplus note from subsidiary 325 240 280 300 250 Cash Distributed to JFI (29) (28) (44) (25) (29) Parent company expenses 6 8 8 6 6 Net investment income and other income (12) (7) (4) (3) 2 Other, net (35) (27) (40) (22) (21) JFI Expenses and Other, net 290 213 240 278 229 Free Cash Flow 31 For the Six Months Ended 6/30/25 6/30/24 5 21 520 250 - - (22) (22) 498 228 503 249 520 250 45 45 565 295 (57) (55) 14 10 (19) (1) (62) (46) 503 249

Glossary Athene Reinsurance Transaction - The funds withheld coinsurance agreement with Athene Life Re Ltd., entered into on June 18, 2020, and effective June 1, 2020, to reinsure a 100% quota share of a block of our in - force fixed and fixed index annuity liabilities in exchange for approximately $1.2 billion in ceding commissions. Deferred Acquisition Cost (DAC) - Represent the incremental costs related directly to the successful acquisition of new, and certain renewal, insurance policie s and annuity contracts. The recognition of these costs has been deferred, and the deferred amounts are shown on the balance sheet as an asset, which is subject to amortization over the estimated lives of th ose policies and contracts. Derivative Instruments - Jackson Financial Inc.'s (JFI) business model includes the acceptance, monitoring and mitigation of risk. Specifically, JFI c onsiders, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. JFI uses derivative instruments to mitigate or reduce these risk s i n accordance with established policies and goals. JFI's derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding de rivatives are carried at fair value with changes each period recorded in net gains or losses on derivatives and investments. Earnings per Share (EPS) - Basic earnings per share is calculated by dividing net income (loss) attributable to JFI common shareholders by the weighted - a verage number of common shares outstanding during the period. Diluted earnings per share is calculated by dividing the net income (loss) attributable to JFI common shareholders, by the weighted - average numbe r of shares of common stock outstanding for the period, plus shares representing the dilutive effect of share - based awards. Fixed Annuity (FA) - An annuity that guarantees a set annual rate of return with interest at rates we determine, subject to specified minimums. C r edited interest rates are guaranteed not to change for certain limited periods of time, after which rates may reset. Fixed Index Annuity (FIA) - An annuity with an ability to share in the upside from certain financial markets such as equity indices and provides downside protection. Guaranteed Minimum Accumulation Benefit (GMAB) - An add - on benefit (enhanced benefits available for an additional cost) that entitles an owner to a minimum payment, typically in lump - sum, after a set period of time, referred to as the accumulation period. The minimum payment is based on the benefit base, which could be greater than the underlying accoun t v alue. Guaranteed Minimum Death Benefit (GMDB) - An add - on benefit (enhanced benefits available for an additional cost) that guarantees an owner's beneficiaries are entitled t o a minimum payment based on the benefit base, which could be greater than the underlying account value, upon the death of the owner. Guaranteed Minimum Income Benefit (GMIB) - An add - on benefit (available for an additional cost) where an owner is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the payment stream resulting from current annuitization of the underlying account value. Guaranteed Minimum Withdrawal Benefit (GMWB) - An add - on benefit (available for an additional cost) where an owner is entitled to withdraw a maximum amount of their benefit base each year, for which cumulative payments to the owner could be greater than the underlying account value. Guaranteed Minimum Withdrawal Benefit for Life (GMWB for Life) - An add - on benefit (available for an additional cost) where an owner is entitled to withdraw the guaranteed annual withdrawal a mount each year for the duration of the policyholder's life, regardless of account performance. LDTI - Accounting Standards Update 2018 - 12, “Targeted Improvements to the Accounting for Long - Duration Contracts”, effective January 1, 2023, with a transition date of January 1, 2021. Net Amount at Risk (NAR) - The greater of Death Benefit NAR (DBNAR) and Living Benefit NAR (LBNAR), as applicable, where DBNAR is the GMDB benefit base i n excess of the account value, and the LBNAR is the actuarial present value of guaranteed living benefits in excess of the account value. 32

Glossary Net Flows - The net change in customer account balances during a period, including gross premiums, surrenders, withdrawals and benefits. Net flows exclude investment performance, interest credited to customer accounts and policy charges. Registered Index - Linked Annuity (RILA) - A registered index - linked annuity, which offers market index - linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses. Return of Premium (ROP) Death Benefit - This death benefit pays the greater of the account value at the time of a claim following the owner's death or the total cont r ibutions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the Mortality and Expense fee that is deducted daily from the net assets in ea ch variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Risk Based Capital (RBC) - Statutory minimum level of capital that is required by regulators for an insurer to support its operations. Segment - Retail Annuities JFI's Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of produc ts, consisting primarily of variable annuities, fixed index annuities, fixed annuities, payout annuities and registered index - linked annuities (RILA). These products are distributed through various wirehouses, insurance brokers and inde pendent broker - dealers, as well as through banks and financial institutions, primarily to high - net - worth investors and the mass and affluent markets. The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on th e performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed option on var iable annuities, RILA and fixed index annuities, are largely dependent on the Company's ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders. Segment - Institutional Products JFI's Institutional Products consist of traditional guaranteed investment contracts (GICs), and funding agreements. JFI's GI C p roducts are marketed to defined contribution pension and profit - sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well a s m oney market funds. Funding agreements are also issued in conjunction with JFI’s participation in the U.S. Federal Home Loan Bank (FHLB) program. The financial results of JFI's Institutional Products business are primarily dependent on the Company’s ability to earn a spr ead between earned investment rates on general account assets and the interest credited on GICs and funding agreements. Segment - Closed Life and Annuity Blocks JFI’s Closed Life and Annuity Blocks segment is primarily composed of blocks of business that have been acquired since 2004. Th e segment includes various protection products, primarily whole life, universal life, variable universal life, and term life insurance products as well as fixed, fixed index, and payout annuities. The Closed Life and Annuity Blocks seg men t also includes a block of group payout annuities that we assumed from John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York through reinsurance transactions in 2018 and 2019, respecti vel y. The Company historically offered traditional and interest - sensitive life insurance products but discontinued new sales of life insurance products in 2012, as we believe opportunistically acquiring mature blocks of life in sur ance policies is a more efficient means of diversifying our in - force business than selling new life insurance products. The profitability of JFI's Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriatel y p rice its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the assets suppor tin g that business. Variable Annuity (VA) - An annuity that offers tax - deferred investment into a range of asset classes and a variable return, which offers insurance fea tures related to potential future income payments. 33